                          [ARTHUR ANDERSEN LLP LETTERHEAD]



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 15, 1999 included in National Mercantile Bancorp's Form 10-KSB/A for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.



Los Angeles, California
July 26, 1999